                                                                   EXHIBIT 20.13

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                     April 30, 2000
                                               --------------------------------
           Determination Date:                                     May 5, 2000
                                               --------------------------------
           Distribution Date:                                     May 15, 2000
                                               --------------------------------
           Monthly Period Ending:                               April 30, 2000
                                               --------------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.         Collection Account Summary

           Available Funds:
                      Payments Received                                                          $11,419,729.20
                      Liquidation Proceeds (excluding Purchase Amounts)                           $1,758,520.47
                      Current Monthly Advances                                                       202,166.44
                      Amount of withdrawal, if any, from the Spread Account                         $205,260.62
                      Monthly Advance Recoveries                                                    (261,283.47)
                      Purchase Amounts-Warranty and Administrative Receivables                            $0.00
                      Purchase Amounts - Liquidated Receivables                                           $0.00
                      Income from investment of funds in Trust Accounts                              $74,175.32
                                                                                             -------------------
           Total Available Funds                                                                                      $13,398,568.58
                                                                                                                  ==================

           Amounts Payable on Distribution Date:
                      Reimbursement of Monthly Advances                                                   $0.00
                      Backup Servicer Fee                                                                 $0.00
                      Basic Servicing Fee                                                           $308,064.57
                      Trustee and other fees                                                              $0.00
                      Class A-1 Interest Distributable Amount                                             $0.00
                      Class A-2 Interest Distributable Amount                                             $0.00
                      Class A-3 Interest Distributable Amount                                       $668,095.72
                      Class A-4 Interest Distributable Amount                                       $530,000.00
                      Class A-5 Interest Distributable Amount                                       $277,750.00
                      Noteholder' Principal Distributable Amount                                 $11,614,658.29
                      Amounts owing and not paid to Security Insurer under
                          Insurance Agreement                                                             $0.00
                      Supplemental Servicing Fees (not otherwise paid to Servicer)                        $0.00
                      Spread Account Deposit                                                              $0.00
                                                                                             -------------------
           Total Amounts Payable on Distribution Date                                                                 $13,398,568.58
                                                                                                                  ==================


                                 Page 1 (1998-B)

II.   Available Funds

      Collected Funds (see V)
                     Payments Received                                                    $11,419,729.20
                     Liquidation Proceeds (excluding Purchase Amounts)                     $1,758,520.47         $13,178,249.67
                                                                                      -------------------

      Purchase Amounts                                                                                                    $0.00

      Monthly Advances
                     Monthly Advances - current Monthly Period (net)                         ($59,117.03)
                     Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                   $0.00            ($59,117.03)
                                                                                      -------------------

      Income from investment of funds in Trust Accounts                                                              $74,175.32
                                                                                                              ------------------

      Available Funds                                                                                            $13,193,307.96
                                                                                                              ==================

III.  Amounts Payable on Distribution Date

      (i)(a)     Taxes due and unpaid with respect to the Trust
                 (not otherwise paid by OFL or the Servicer)                                                              $0.00

      (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

      (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

      (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                 Servicer):
                     Owner Trustee                                                                 $0.00
                     Administrator                                                                 $0.00
                     Indenture Trustee                                                             $0.00
                     Indenture Collateral Agent                                                    $0.00
                     Lockbox Bank                                                                  $0.00
                     Custodian                                                                     $0.00
                     Backup Servicer                                                               $0.00
                     Collateral Agent                                                              $0.00                  $0.00
                                                                                      -------------------

      (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                               $308,064.57

      (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

      (iii)(c)   Servicer reimbursements for mistaken deposits or postings
                 of checks returned for insufficient funds (not otherwise
                 reimbursed to Servicer)                                                                                  $0.00

      (iv)       Class A-1 Interest Distributable Amount                                                                  $0.00
                 Class A-2 Interest Distributable Amount                                                                  $0.00
                 Class A-3 Interest Distributable Amount                                                            $668,095.72
                 Class A-4 Interest Distributable Amount                                                            $530,000.00
                 Class A-5 Interest Distributable Amount                                                            $277,750.00

      (v)        Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                                                     $0.00
                     Payable to Class A-2 Noteholders                                                            $11,614,658.29
                     Payable to Class A-3 Noteholders                                                                     $0.00
                     Payable to Class A-4 Noteholders                                                                     $0.00
                     Payable to Class A-5 Noteholders                                                                     $0.00

      (vii)      Unpaid principal balance of the Class A-1 Notes after
                 deposit to the Note Distribution Account of any funds in
                 the Spread Account Class A-1 Holdback Subaccount
                 (applies only on the Class A-1 Final Scheduled Distribution
                 Date)                                                                                                    $0.00

      (ix)       Amounts owing and not paid to Security Insurer under Insurance
                 Agreement                                                                                                $0.00
                                                                                                              ------------------

                 Total amounts payable on Distribution Date                                                      $13,398,568.58
                                                                                                              ==================


                                 Page 2 (1998-B)

IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
      withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
      Account Shortfall and Class A-1 Maturity Shortfall

      Spread Account deposit:

                 Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                 Maximum Amount)                                                                                               $0.00

      Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over
                 Available Funds (excluding amounts payable under item (vii) of
                 Section III)                                                                                                  $0.00

                 Amount available for withdrawal from the Reserve Account
                 (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the
                 Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in
                 respect of transfers of Subsequent Receivables)                                                               $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account Class
                 A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                                        $0.00

      Reserve Account Withdrawal on Determination Date for Class A-1 Final
      Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the
                 Class A-1 Notes exceeds (b) Available Funds after payment of
                 amounts set forth in item (v) of Section III                                                                  $0.00

                 Amount available in the Spread Account Class A-1 Holdback
                 Subaccount                                                                                                    $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1
                 Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1 Holdback
                 Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Spread Account Class A-1
                 Holdback Subaccount                                                                                           $0.00

      Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Spread
                 Account Class A-1 Holdback Subaccount and Available Funds                                                     $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback
                 Subaccount)

      Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                 immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                 A-4 Prepayment Amount, the Class A-5 Prepayment Amount over (b)
                 the amount on deposit in the Pre-Funding Account                                                              $0.00

      Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                 Distribution Date, of (a) the unpaid principal balance of the
                 Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                 Section III or pursuant to a withdrawal from the Spread Account
                 Class A-1 Holdback Subaccount                                                                                 $0.00

      (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
      Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
      Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
      A-1 Maturity Shortfall.)


                                 Page 3 (1998-B)

V.    Collected Funds

      Payments Received:
                     Supplemental Servicing Fees                                                 $0.00
                     Amount allocable to interest                                         3,633,789.97
                     Amount allocable to principal                                        7,785,939.23
                     Amount allocable to Insurance Add-On Amounts                                $0.00
                     Amount allocable to Outstanding Monthly Advances
                        (reimbursed to the Servicer prior to deposit in the
                        Collection Account)                                                      $0.00
                                                                                   --------------------

      Total Payments Received                                                                                  $11,419,729.20

      Liquidation Proceeds:
                     Gross amount realized with respect to Liquidated Receivables         1,765,389.07

                     Less: (i) reasonable expenses incurred by Servicer
                        in connection with the collection of such Liquidated
                        Receivables and the repossession and disposition
                        of the related Financed Vehicles and (ii) amounts
                        required to be refunded to Obligors on such Liquidated
                         Receivables                                                         (6,868.60)
                                                                                    -------------------

      Net Liquidation Proceeds                                                                                  $1,758,520.47

      Allocation of Liquidation Proceeds:
                     Supplemental Servicing Fees                                                 $0.00
                     Amount allocable to interest                                                $0.00
                     Amount allocable to principal                                               $0.00
                     Amount allocable to Insurance Add-On Amounts                                $0.00
                     Amount allocable to Outstanding Monthly Advances
                        (reimbursed to the Servicer prior to deposit in the
                        Collection Account)                                                      $0.00                  $0.00
                                                                                    -------------------     ------------------

      Total Collected Funds                                                                                    $13,178,249.67
                                                                                                            ==================

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                           $0.00
                     Amount allocable to interest                                                $0.00
                     Amount allocable to principal                                               $0.00
                     Amount allocable to Outstanding Monthly Advances
                        (reimbursed to the Servicer prior to deposit in the
                        Collection Account)                                                      $0.00

      Purchase Amounts - Administrative Receivables                                                                     $0.00
                     Amount allocable to interest                                                $0.00
                     Amount allocable to principal                                               $0.00
                     Amount allocable to Outstanding Monthly Advances
                        (reimbursed to the Servicer prior to deposit in the
                        Collection Account)                                                      $0.00
                                                                                    -------------------

      Total Purchase Amounts                                                                                            $0.00
                                                                                                            ==================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                $448,576.90

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                     Payments received from Obligors                                      ($261,283.47)
                     Liquidation Proceeds                                                        $0.00
                     Purchase Amounts - Warranty Receivables                                     $0.00
                     Purchase Amounts - Administrative Receivables                               $0.00
                                                                                   --------------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                 ($261,283.47)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                ($261,283.47)

      Remaining Outstanding Monthly Advances                                                                      $187,293.43

      Monthly Advances - current Monthly Period                                                                   $202,166.44
                                                                                                            ------------------

      Outstanding Monthly Advances - immediately following the Distribution
         Date                                                                                                     $389,459.87
                                                                                                            ==================


                                 Page 4 (1998-B)

VIII.      Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                                  $7,785,939.23
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables during the Monthly
              Period                                                                                                 $3,828,719.06
           Purchase Amounts - Warranty Receivables allocable to principal                                                    $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                              $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                    $0.00
           Cram Down Losses                                                                                                  $0.00
                                                                                                               --------------------

           Principal Distribution Amount                                                                            $11,614,658.29
                                                                                                               ====================

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                     $0.00

           Multiplied by the Class A-1 Interest Rate                                              5.6275%

           Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 22/360                                                    0.07777778                     $0.00
                                                                                   ----------------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                            $0.00
                                                                                                               --------------------

           Class A-1 Interest Distributable Amount                                                                           $0.00
                                                                                                               ====================

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                     $0.00

           Multiplied by the Class A-2 Interest Rate                                               5.789%

           Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 22/360                                                    0.07777778                     $0.00
                                                                                   ----------------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                -
                                                                                                               --------------------

           Class A-2 Interest Distributable Amount                                                                           $0.00
                                                                                                               ====================

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)           $134,741,993.83

           Multiplied by the Class A-3 Interest Rate                                               5.950%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 22/360                                                                       0.08333333               $668,095.72
                                                                                   ----------------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                            $0.00
                                                                                                               --------------------

           Class A-3 Interest Distributable Amount                                                                     $668,095.72
                                                                                                               ====================

E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)           $106,000,000.00

           Multiplied by the Class A-4 Interest Rate                                               6.000%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 22/360                                                                       0.08333333               $530,000.00
                                                                                   ----------------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                            $0.00
                                                                                                               --------------------

           Class A-4 Interest Distributable Amount                                                                     $530,000.00
                                                                                                               ====================


                                 Page 5 (1998-B)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)              $55,000,000.00

           Multiplied by the Class A-5 Interest Rate                                                 6.060%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 22/360                                                                         0.08333333             $277,750.00
                                                                                            --------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  ----------------

           Class A-5 Interest Distributable Amount                                                                     $277,750.00
                                                                                                                  ================


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                   $0.00
           Class A-2 Interest Distributable Amount                                                   $0.00
           Class A-3 Interest Distributable Amount                                             $668,095.72
           Class A-4 Interest Distributable Amount                                             $530,000.00
           Class A-5 Interest Distributable Amount                                             $277,750.00

           Noteholders' Interest Distributable Amount                                                                $1,475,845.72
                                                                                                                  ================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                    $11,614,658.29

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                                  100.00%         $11,614,658.29
                                                                                            --------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                                  ----------------

           Noteholders' Principal Distributable Amount                                                              $11,614,658.29
                                                                                                                  ================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                          $0.00
                                                                                                                  ================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                  $11,614,658.29
                                                                                                                  ================


                                 Page 6 (1998-B)

IX.        Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:


           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                               $9.37

                                                                                                                 -------------------
                                                                                                                               $9.37
                                                                                                                 ===================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                         $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                                  $0.00
                                                                                                                 -------------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                                     $9.37
                                                                                       --------------------
                                                                                                                               $9.37
                                                                                                                 ===================


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced
              to $100,000 or less on any Distribution Date                                                                     $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                               $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                               $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                               $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                               $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                               $0.00


           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                        $0.00
           Class A-2 Prepayment Premium                                                                                        $0.00
           Class A-3 Prepayment Premium                                                                                        $0.00
           Class A-4 Prepayment Premium                                                                                        $0.00
           Class A-5 Prepayment Premium                                                                                        $0.00


                                 Page 7 (1998-B)

X.         Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class
              A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
              Class A-5 Notes,

                        Product of (x) weighted average of the Class A-1, A-2,
                        A-3, A-4, and A-5 Interest Rate (based on outstanding
                        Class A-1, A-2, A-3, A-4, and A-5 principal balance),
                        divided by 360                                                            0.0000%
                        (y) (the Pre-Funded Amount on such Distribution Date)                       0.00
                        (z) (the number of days until the May 1998 Distribution
                        Date))                                                                         0                      $0.00

                        Less the product of (x) 2.5% divided by 360,                                0.00%
                        (y) the Pre-Funded Amount on such Distribution Date and,                    0.00
                        (z) the number of days until the May 1998 Distribution
                        Date                                                                           0                      $0.00
                                                                                                                 -------------------
           Requisite Reserve Amount                                                                                           $0.00
                                                                                                                 ===================

           Amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                                 $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                                    $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Spread Account Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                                      $0.00

           Less: withdrawals from the Reserve Account (other than the Spread Account Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                                     $0.00
                                                                                                                -------------------

           Amount remaining on deposit in the Reserve Account (other than the
              Spread Account Class A-1 Holdback Subaccount) after the Distribution Date                                       $0.00
                                                                                                                ===================

XI.        Spread Account Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                                    $0.00

           Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                                     0

           Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                               $0.00

           Less withdrawal, if any, of amount remaining in the Spread Account Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Spread Account Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                                             $0.00
                                                                                                                -------------------
           Spread Account Class A-1 Holdback Subaccount immediately following the Distribution
              Date                                                                                                            $0.00
                                                                                                                ===================


                                 Page 8 (1998-B)

XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period   $295,741,984.46
        Multiplied by Basic Servicing Fee Rate                                             1.25%
        Multiplied by months per year                                                0.08333333
                                                                                ----------------

        Basic Servicing Fee                                                                          $308,064.57

        Less: Backup Servicer Fees                                                                         $0.00

        Supplemental Servicing Fees                                                                        $0.00
                                                                                                    -------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $308,064.57
                                                                                                                    -===============

XIII.   Information for Preparation of Statements to Noteholders

        a.     Aggregate principal balance of the Notes as of first day
                  of Monthly Period
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                  $134,741,993.83
                   Class A-4 Notes                                                                                  $106,000,000.00
                   Class A-5 Notes                                                                                   $55,000,000.00

        b.     Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                   $11,614,658.29
                   Class A-4 Notes                                                                                            $0.00
                   Class A-5 Notes                                                                                            $0.00

        c.     Aggregate principal balance of the Notes (after giving
                  effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                  $123,127,335.54
                   Class A-4 Notes                                                                                  $106,000,000.00
                   Class A-5 Notes                                                                                   $55,000,000.00

        d.     Interest distributed to Noteholders
                   Class A-1 Notes                                                                                            $0.00
                   Class A-2 Notes                                                                                            $0.00
                   Class A-3 Notes                                                                                      $668,095.72
                   Class A-4 Notes                                                                                      $530,000.00
                   Class A-5 Notes                                                                                      $277,750.00

        e.     1.  Class A-1 Interest Carryover Shortfall, if any (and
                   change in amount from preceding statement)                                                                 $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any (and
                   change in amount from preceding statement)                                                                 $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any (and
                   change in amount from preceding statement)                                                                 $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any (and
                   change in amount from preceding statement)                                                                 $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any (and
                   change in amount from preceding statement)                                                                 $0.00

        f.     Amount distributed payable out of amounts withdrawn from
                   or pursuant to:
               1.  Reserve Account                                                                         $0.00
               2.  Spread Account Class A-1 Holdback Subaccount                                            $0.00
               3.  Claim on the Note Policy                                                                $0.00

        g.     Remaining Pre-Funded Amount                                                                                    $9.37

        h.     Remaining Reserve Amount                                                                                       $0.00

        i.     Amount on deposit on Class A-1 Holdback Subaccount                                                             $0.00

        j.     Prepayment amounts
                   Class A-1 Prepayment Amount                                                                                $0.00
                   Class A-2 Prepayment Amount                                                                                $0.00
                   Class A-3 Prepayment Amount                                                                                $0.00
                   Class A-4 Prepayment Amount                                                                                $0.00
                   Class A-5 Prepayment Amount                                                                                $0.00

        k.      Prepayment Premiums
                   Class A-1 Prepayment Premium                                                                               $0.00
                   Class A-2 Prepayment Premium                                                                               $0.00
                   Class A-3 Prepayment Premium                                                                               $0.00
                   Class A-4 Prepayment Premium                                                                               $0.00
                   Class A-5 Prepayment Premium                                                                               $0.00

        l.     Total of Basic Servicing Fee, Supplemental Servicing Fees
                  and other fees, if any, paid by the Trustee on behalf
                  of the Trust                                                                                          $308,064.57

        m.     Note Pool Factors (after giving effect to distributions
                  on the Distribution Date)
                   Class A-1 Notes                                                                                       0.00000000
                   Class A-2 Notes                                                                                       0.00000000
                   Class A-3 Notes                                                                                       0.87015785
                   Class A-4 Notes                                                                                       1.00000000
                   Class A-5 Notes                                                                                       1.00000000


                                 Page 9 (1998-B)

  XVI.    Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                                                 $549,999,990.63
              Subsequent Receivables                                                                                            --
                                                                                                               ---------------------
              Original Pool Balance at end of Monthly Period                                                       $549,999,990.63
                                                                                                               =====================

              Aggregate Principal Balance as of preceding Accounting Date                                          $295,741,984.46
              Aggregate Principal Balance as of current Accounting Date                                            $284,127,326.17




        Monthly Period Liquidated Receivables                             Monthly Period Administrative Receivables

                                      Loan #              Amount                             Loan #                     Amount
                                      ------              ------                             ------                     ------
                       see attached listing               3,828,719.06                see attached listing                  --
                                                                 $0.00                                                   $0.00
                                                                 $0.00                                                   $0.00
                                                        --------------                                                   -----
                                                         $3,828,719.06                                                   $0.00
                                                        ==============                                                   =====


XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                 16,778,645.48

        Aggregate Principal Balance as of the Accounting Date                         $284,127,326.17
                                                                                    -----------------

        Delinquency Ratio                                                                                             5.90532622%
                                                                                                                     ===========









        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                                -------------------------------
                                        Name:   Scott R. Fjellman
                                                -------------------------------
                                        Title:  Vice President / Securitization
                                                -------------------------------



                                Page 10 (1998-B)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 2000

  I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                    $550,000,000

                 AGE OF POOL (IN MONTHS)                                            23

 II.  Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all
         Receivables delinquent more than 30 days with respect to all or
         any portion of a Scheduled Payment as of the Accounting Date                        $16,778,645.48

      Aggregate Principal Balance as of the Accounting Date                                 $284,127,326.17
                                                                                         -------------------

      Delinquency Ratio                                                                                                  5.90532622%
                                                                                                                ===================


III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                             5.90532622%

      Delinquency ratio - preceding Determination Date                                           5.26206446%

      Delinquency ratio - second preceding Determination Date                                    5.89137164%
                                                                                         -------------------


      Average Delinquency Ratio                                                                                          5.68625411%
                                                                                                                 ===================


 IV.  Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                             $49,413,750.13

      Add:    Sum of Principal Balances (as of the Accounting Date) of
                 Receivables that became Liquidated Receivables during the
                 Monthly Period or that became Purchased Receivables during
                 Monthly Period (if delinquent more than 30 days with respect to
                 any portion of a Scheduled Payment at time of purchase)                                              $3,828,719.06
                                                                                                                 -------------------

      Cumulative balance of defaults as of the current Accounting Date                                               $53,242,469.19

              Sum of Principal Balances (as of the Accounting Date)
                 of 90+ day delinquencies                                                      3,286,145.57

              Percentage of 90+ day delinquencies applied to defaults                                100.00%          $3,286,145.57
                                                                                         -------------------     -------------------

      Cumulative balance of defaults and 90+ day delinquencies as of the
        current Accounting Date                                                                                      $56,528,614.76
                                                                                                                 ===================




  V.  Cumulative Default Rate as a % of Original Principal Balance
        (plus 90+ day delinquencies)

      Cumulative Default Rate - current Determination Date                                       10.2779300%

      Cumulative Default Rate - preceding Determination Date                                      9.8595623%

      Cumulative Default Rate - second preceding Determination Date                               9.4683450%


                                 Page 1 (1998-B)

VI.    Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                     $23,713,547.36

       Add:    Aggregate of Principal Balances as of the Accounting
               Date (plus accrued and unpaid interest thereon to the
               end of the Monthly Period) of all Receivables that
               became Liquidated Receivables or that became Purchased
               Receivables and that were delinquent more than 30 days
               with respect to any portion of a Scheduled Payment as
               of the Accounting Date                                                            $3,828,719.06
                                                                                             ------------------

            Liquidation Proceeds received by the Trust                                          ($1,758,520.47)       $2,070,198.59
                                                                                             ------------------     ---------------

       Cumulative net losses as of the current Accounting Date                                                       $25,783,745.95

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                       $3,286,145.57

                     Percentage of 90+ day delinquencies applied to losses                               50.00%       $1,643,072.79
                                                                                             ------------------     ---------------

       Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                             $27,426,818.74
                                                                                                                    ===============




VII. Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

       Cumulative Net Loss Rate - current Determination Date                                                              4.9866943%

       Cumulative Net Loss Rate - preceding Determination Date                                                            4.7491761%

       Cumulative Net Loss Rate - second preceding Determination Date                                                     4.5243972%




VIII.  Classic/Premier Loan Detail

                                                                        Classic                 Premier                 Total
                                                                        -------                 -------                 -----
       Aggregate Loan Balance, Beginning                              221,768,244.13          $73,973,740.33        $295,741,984.46
         Subsequent deliveries of Receivables                                                                                  0.00
         Prepayments                                                   (2,161,052.67)            (953,939.71)         (3,114,992.38)
         Normal loan payments                                          (3,376,035.86)          (1,294,910.99)         (4,670,946.85)
         Liquidated Receivables                                        (3,091,896.86)            (736,822.20)         (3,828,719.06)
         Administrative and Warranty Receivables                                0.00                    0.00                   0.00
                                                                     ---------------         ---------------        ---------------
       Aggregate Loan Balance, Ending                                $213,139,258.74          $70,988,067.43        $284,127,326.17
                                                                     ===============         ===============        ===============

       Delinquencies                                                  $14,174,265.34            2,604,380.14         $16,778,645.48
       Recoveries                                                      $1,417,828.93             $340,691.54          $1,758,520.47
       Net Losses                                                       1,674,067.93              396,130.66          $2,070,198.59

VIII.  Other Information Provided to FSA

       A.  Credit Enhancement Fee information:

           Aggregate Principal Balance as of the Accounting Date                             $284,127,326.17
           Multiplied by:  Credit Enhancement Fee  (27.7 bp's) * (30/360)                             0.0231%
                                                                                             ---------------
               Amount due for current period                                                                             $65,586.06
                                                                                                                    ===============


       B.  Dollar amount of loans that prepaid during the Monthly Period                                              $3,114,992.38
                                                                                                                    ===============

           Percentage of loans that prepaid during the Monthly Period                                                    1.09633678%
                                                                                                                    ===============



                                 Page 2 (1998-B)

IX.   Spread Account Information                                                               $                        %

      Beginning Balance                                                                  $23,659,359.51             8.32702712%

      Deposit to the Spread Account                                                               $0.00             0.00000000%
      Spread Account Additional Deposit                                                           $0.00             0.00000000%
      Withdrawal from the Spread Account                                                   ($448,669.09)           -0.15791128%
      Disbursements of Excess                                                              ($616,014.89)           -0.21680945%
      Interest earnings on Spread Account                                                   $135,511.31             0.04769387%
                                                                                ------------------------     ------------------

      Ending Balance                                                                     $22,730,186.84             8.00000000%
                                                                                ========================     ==================


      Specified Balance pursuant to Section 3.03 of the
           Spread Account Agreement among Olympic Financial Ltd.,
           Arcadia Receivables Finance Corp., Financial Security
           Assurance Inc. and Norwest Bank Minnesota, National Association               $22,730,186.84             8.00000000%
                                                                                ========================     ==================

X.    Trigger Events

      Cumulative Loss and Default Triggers as of March 1, 1998


                               Loss                         Default                 Loss Event                  Default Event
        Month               Performance                   Performance               of Default                    of Default
      -----------------------------------------------------------------------------------------------------------------------------
           3                   1.05%                         2.11%                     1.33%                         2.66%
           6                   2.11%                         4.21%                     2.66%                         5.32%
           9                   3.05%                         6.10%                     3.85%                         7.71%
          12                   3.90%                         7.79%                     4.92%                         9.84%
          15                   5.02%                        10.03%                     6.34%                        12.68%
          18                   6.04%                        12.07%                     7.63%                        15.25%
          21                   6.93%                        13.85%                     8.75%                        17.50%
          24                   7.70%                        15.40%                     9.73%                        19.45%
          27                   8.10%                        16.21%                    10.24%                        20.47%
          30                   8.43%                        16.86%                    10.65%                        21.29%
          33                   8.71%                        17.43%                    11.01%                        22.01%
          36                   8.96%                        17.92%                    11.32%                        22.63%
          39                   9.08%                        18.15%                    11.47%                        22.93%
          42                   9.17%                        18.34%                    11.58%                        23.16%
          45                   9.25%                        18.49%                    11.68%                        23.36%
          48                   9.31%                        18.62%                    11.76%                        23.52%
          51                   9.36%                        18.73%                    11.83%                        23.65%
          54                   9.41%                        18.81%                    11.88%                        23.76%
          57                   9.44%                        18.88%                    11.92%                        23.84%
          60                   9.46%                        18.93%                    11.95%                        23.91%
          63                   9.48%                        18.96%                    11.97%                        23.95%
          66                   9.49%                        18.98%                    11.99%                        23.98%
          69                   9.50%                        18.99%                    12.00%                        23.99%
          72                   9.50%                        19.00%                    12.00%                        24.00%
      -----------------------------------------------------------------------------------------------------------------------------


      Average Delinquency Ratio equal to or greater than 8.40%                             Yes________             No___X_____

      Cumulative Default Rate (see above table)                                            Yes________             No___X_____

      Cumulative Net Loss Rate (see above table)                                           Yes________             No___X_____

      Trigger Event that occurred as of a prior Determination Date
         is Deemed Cured as of current Determination Date                                  Yes________             No___X_____

XI.   Insurance Agreement Events of Default

      To the knowledge of the Servicer, an Insurance Agreement
         Event of Default has occurred                                                     Yes________             No___X_____

      To the knowledge of the Servicer, a Capture Event has occurred and be continuing     Yes________             No___X_____

      To the knowledge of the Servicer, a prior Capture Event has been cured by
         a permanent waiver                                                                Yes________             No___X_____

    IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA  FINANCIAL  LTD.

                                         By:
                                                -------------------------------
                                         Name:  Scott R. Fjellman
                                                -------------------------------
                                         Title: Vice President / Securitization
                                                -------------------------------


                                 Page 3 (1998-B)